NEWS RELEASE

CONTACTS: Media Meghan Cox Manager Corporate Communications T - (412) 433-6777 E - mmcox@uss.com	Investors/Analysts Kevin Lewis General Manager Investor Relations T - (412) 433-6935 E - KLewis@uss.com

FOR IMMEDIATE RELEASE:
UNITED STATES STEEL CORPORATION REPORTS FIRST QUARTER 2019 RESULTS

•	Net earnings of $54 million, or $0.31 per diluted share; Adjusted net earnings of $81 million, or $0.47 per diluted share

•	Adjusted EBITDA of $285 million

•	Returned $51 million of capital to stockholders, including $42 million of share repurchases

PITTSBURGH, May 2, 2019 – United States Steel Corporation (NYSE: X) reported first quarter 2019 net earnings of $54 million, or $0.31 per diluted share. Adjusted net earnings were $81 million, or $0.47 per diluted share. This compares to first quarter 2018 net earnings of $18 million, or $0.10 per diluted share. Adjusted net earnings for first quarter 2018 were $57 million, or $0.32 per diluted share.

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Earnings Highlights

	Quarter Ended
	March 31,
(Dollars in millions, except per share amounts)	2019	2018
Net Sales	$3,499	$3,149
Segment earnings (loss) before interest and income taxes
Flat-Rolled	$95	$33
U. S. Steel Europe	29	110
Tubular	10	(27)
Other Businesses	8	11
Total segment earnings before interest and income taxes	$142	$127
Other items not allocated to segments	(31)	10
Earnings before interest and income taxes	$111	$137
Net interest and other financial costs	49	118
Income tax provision	8	1
Net earnings	$54	$18
Earnings per diluted share	$0.31	$0.10

Adjusted net earnings(a)	$81	$57
Adjusted earnings per diluted share (a)	$0.47	$0.32
Adjusted earnings before interest, income taxes, depreciation and amortization (EBITDA) (a)	$285	$255
(a) Please refer to the non-GAAP Financial Measures section of this document for the reconciliation of these amounts.

“Over the past few years, we have made strategic investments across our footprint, with a focus on our most critical flat-rolled steelmaking assets,” commented President and Chief Executive Officer David B. Burritt. “Our progress continued in the first quarter as we delivered strong financial results. Today's announcement of a state-of-the-art endless casting and rolling line at Mon Valley Works further strengthens our competitive position and will generate long-term value for our stockholders, customers, employees and community.”
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The Company will conduct a conference call on first quarter 2019 earnings on Friday, May 3, at 8:30 a.m. Eastern Daylight. To listen to the webcast of the conference call, and to access the company's slide presentation, visit the U. S. Steel website, www.ussteel.com, and click on the “Investors” section. Replays of the conference call will be available on the website after 10:30 a.m. on May 3.

UNITED STATES STEEL CORPORATION
PRELIMINARY SUPPLEMENTAL STATISTICS (Unaudited)

	Quarter Ended
	March 31,
	2019	2018
OPERATING STATISTICS
Average Realized Price: (a)
Flat-Rolled ($/net ton)	798	740
U. S. Steel Europe ($/net ton)	670	707
U. S. Steel Europe (€/net ton)	590	575
Tubular ($/net ton)	1,549	1,387
Steel Shipments (thousands of net tons): (a)
Flat-Rolled	2,725	2,534
U. S. Steel Europe	1,064	1,127
Tubular	207	179
Total Steel Shipments	3,996	3,840

Intersegment Shipments (thousands of net tons):
Flat-Rolled to Tubular	81	67
Raw Steel Production (thousands of net tons):
Flat-Rolled	3,075	2,784
U. S. Steel Europe	1,159	1,292
Raw Steel Capability Utilization: (b)
Flat-Rolled	73%	66%
U. S. Steel Europe	94%	105%

CAPITAL EXPENDITURES
Flat-Rolled	$247	$176
U. S. Steel Europe	34	21
Tubular	19	11
Other Businesses	2	—
Total	$302	$208
(a) Excludes intersegment transfers.
(b) Based on annual raw steel production capability of 17.0 million net tons for Flat-Rolled and 5.0 million net tons for USSE.

UNITED STATES STEEL CORPORATION
STATEMENT OF OPERATIONS (Unaudited)

	Quarter Ended
	March 31,
(Dollars in millions, except per share amounts)	2019	2018
NET SALES	$3,499	$3,149

OPERATING EXPENSES (INCOME):
Cost of sales (excludes items shown below)	3,172	2,808
Selling, general and administrative expenses	78	78
Depreciation, depletion and amortization	143	128
Earnings from investees	(9)	(3)
Net loss on disposal of assets	4	1
Total operating expenses	3,388	3,012

EARNINGS BEFORE INTEREST AND INCOME TAXES	111	137
Net interest and other financial costs	49	118
EARNINGS BEFORE INCOME TAXES	62	19
Income tax provision	8	1
Net earnings	54	18
Less: Net earnings attributable to
noncontrolling interests	—	—
NET EARNINGS ATTRIBUTABLE TO
UNITED STATES STEEL CORPORATION	$54	$18

COMMON STOCK DATA:

Net earnings per share attributable to
United States Steel Corporation stockholders:
-Basic	$0.31	$0.10
-Diluted	$0.31	$0.10
Weighted average shares, in thousands
-Basic	173,241	176,157
-Diluted	174,545	178,289
Dividends paid per common share	$0.05	$0.05

UNITED STATES STEEL CORPORATION
CASH FLOW STATEMENT (Unaudited)

	Quarter Ended
	March 31,
(Dollars in millions)	2019	2018
Cash provided by (used in) operating activities:
Net earnings	$54	$18
Depreciation, depletion and amortization	143	128
Loss on debt extinguishment	—	46
Pensions and other postretirement benefits	30	22
Deferred income taxes	6	—
Net loss on disposal of assets	4	1
Working capital changes	(247)	(310)
Income taxes receivable/payable	41	(8)
Other operating activities	(2)	4
Total	29	(99)

Cash used in investing activities:
Capital expenditures	(302)	(208)
Total	(302)	(208)

Cash provided by (used in) financing activities:
Issuance of long-term debt, net of financing costs	—	640
Repayment of long-term debt	—	(538)
Common stock repurchased	(42)	—
Dividends paid	(9)	(9)
Receipts from exercise of stock options	—	30
Taxes paid for equity compensation plans	(5)	(6)
Total	(56)	117

Effect of exchange rate changes on cash	(2)	10

Net decrease in cash, cash equivalents and restricted cash	(331)	(180)
Cash, cash equivalents and restricted cash at beginning of the year	1,040	1,597

Cash, cash equivalents and restricted cash at end of the period	$709	$1,417

UNITED STATES STEEL CORPORATION
CONDENSED BALANCE SHEET (Unaudited)

	March 31,	Dec 31,
(Dollars in millions)	2019	2018
Cash and cash equivalents	$676	$1,000
Receivables, net	1,729	1,659
Inventories	2,133	2,092
Other current assets	92	79
Total current assets	4,630	4,830
Operating lease assets	234	—
Property, plant and equipment, net	4,989	4,865
Investments and long-term receivables, net	535	513
Intangible assets, net	156	158
Deferred income tax benefits	427	445
Other assets	181	171

Total assets	$11,152	$10,982

Accounts payable and other accrued liabilities	$2,547	$2,535
Payroll and benefits payable	333	440
Short-term debt and current maturities of long-term debt	66	65
Other current liabilities	194	157
Total current liabilities	3,140	3,197
Noncurrent operating lease liabilities	185	—
Long-term debt, less unamortized discount and debt issuance costs	2,326	2,316
Employee benefits	954	980
Other long-term liabilities	311	286
United States Steel Corporation stockholders' equity	4,235	4,202
Noncontrolling interests	1	1

Total liabilities and stockholders' equity	$11,152	$10,982

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF ADJUSTED EBITDA

	Quarter Ended
	March 31,
(Dollars in millions)	2019	2018
Reconciliation to Adjusted EBITDA
Net earnings attributable to United States Steel Corporation	$54	$18
Income tax provision	8	1
Net interest and other financial costs	49	118
Depreciation, depletion and amortization expense	143	128
EBITDA	254	265
Clairton coke making facility fire	31	—
Granite City Works adjustment to temporary idling charges	—	(10)
Adjusted EBITDA	285	255

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF ADJUSTED NET EARNINGS (LOSS)

	Quarter Ended(a)
	March 31,
(Dollars in millions, except per share amounts)	2019	2018
Reconciliation to adjusted net earnings attributable to United States Steel Corporation
Net earnings attributable to United States Steel Corporation	$54	$18
Clairton coke making facility fire	27	—
Granite City Works adjustment to temporary idling charges	—	(10)
Loss on debt extinguishment and other related costs	—	49
Total adjustments	27	39
Adjusted net earnings attributable to United States Steel Corporation	$81	$57

Reconciliation to adjusted diluted net earnings per share
Diluted net earnings per share	$0.31	$0.10
Clairton coke making facility fire	0.16	—
Granite City Works adjustment to temporary idling charges	—	(0.05)
Loss on debt extinguishment and other related costs	—	0.27
Total adjustments	0.16	0.22
Adjusted diluted net earnings per share	$0.47	$0.32
(a) The adjustment included in this table for the quarter ended March 31, 2019 has been tax effected. The adjustments for the quarter ended March 31, 2018 have not been tax effected due to the full valuation allowance on our domestic deferred tax assets in 2018.

We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings (loss), is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies.
Adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share are non-GAAP measures that exclude the financial effects of the Clairton coke making facility fire, significant temporary idling charges and adjustments to those charges and debt extinguishment and other related costs that are not part of the Company's core operations. Adjusted EBITDA is also a non-GAAP measure that excludes the financial effects of the Clairton coke making facility fire and significant temporary idling charges and adjustments to those charges. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding the financial effects of the Clairton coke making facility fire, significant temporary idling charges and adjustments to those charges and debt extinguishment and other related costs that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the adjusting items when evaluating the Company’s financial performance. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. A consolidated statement of operations (unaudited), consolidated cash flow statement (unaudited), condensed consolidated balance sheet (unaudited) and preliminary supplemental statistics (unaudited) for U. S. Steel are attached.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will” and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume growth, share of sales and earnings per share growth, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018, and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries.
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2019-014